- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a party other than the Registrant / /

Check the appropriate box:

/ / Preliminary proxy statement

/ / Definitive proxy statement

/ / Soliciting material pursuant to Rule 14a-1(c) or Rule 14a-2

                            WINSTON RESOURCES, INC.
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

               --------------------------------------------------
                   (Name of Person(s) filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

  (2) Aggregate number of securities to which transactions applies:

     ---------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ---------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

     ---------------------------------------------------------------------------

  (2) Form, schedule or registration statement no.:

     ---------------------------------------------------------------------------

  (3) Filing party:

     ---------------------------------------------------------------------------

  (4) Date filed:

     ---------------------------------------------------------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                            WINSTON RESOURCES, INC.
                                535 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 30, 1996

                              -------------------

    The Annual Meeting of Stockholders of Winston Resources, Inc. (the "Company") will be held at the offices of Bank of New York, 51 West 51st Street, New York, New York on Thursday, May 30, 1996, at 9:00 a.m. local time for the following purposes:

    1. To elect three directors to hold office for a term of three years and until their successors have been elected and qualified.

    2. To consider and vote upon a proposal to approve the Company's 1996 Stock Plan.

    3. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year.

    4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only stockholders of record at the close of business on April 26, 1996 are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available at the Annual Meeting for examination by any stockholder. During the ten days prior to the Annual Meeting, the list may be inspected by any stockholder, for any purpose germane to the Annual Meeting, during usual business hours at the offices of Newman Tannenbaum Helpern Syracuse & Hirschtritt, 900 Third Avenue, New York, New York 10022.

    Your attention is drawn to the accompanying Proxy Statement.

                                          By Order of the Board of Directors,

                                          David Silver
                                          Secretary

May 3, 1996
New York, New York

    STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

                            WINSTON RESOURCES, INC.
                                535 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017

                              -------------------

                                PROXY STATEMENT

                              -------------------

    This Proxy Statement and the accompanying proxy card are to be mailed to holders of shares of common stock, par value $.01 per share (the "Common Stock"), of Winston Resources, Inc., a Delaware corporation (the "Company"), commencing on or about May 3, 1996, in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the 1996 Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, May 30, 1996 at 9:00 a.m. local time at the offices of Bank of New York.

    Proxies in the form enclosed are solicited by the Board for use at the Meeting. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the election of management's nominees as directors, (2) in favor of the proposal to approve the Company's 1996 Stock Plan, (3) for ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year, and (4) if other matters properly come before the Meeting, in the discretion of either of the persons named in the proxy. The proxy may be revoked by a properly executed writing of the stockholder delivered to the Company's Chairman of the Board or Secretary before the Meeting, or by the stockholder at the Meeting before it is voted.

    The Board has fixed the close of business on April 26, 1996 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting. On that date, there were 2,923,833 shares of Common Stock outstanding and entitled to vote. Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. Stockholders are not entitled to vote cumulatively in the election of directors.

    As required under Section 231 of the Delaware General Corporation Law (the "DGCL"), the Company will, in advance of the Meeting, appoint one or more Inspectors of Election to conduct the vote of the Meeting. The Company may designate one or more persons as alternate Inspectors of Election to replace any Inspector of Election who fails to act. If no Inspector or alternate Inspector is able to act at the Meeting, the person presiding at the Meeting will appoint one or more Inspectors of Election. Each Inspector of Election before entering the discharge of his duties shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality. The Inspectors of Election will (i) ascertain the number of shares of Common Stock outstanding as of the record date, (ii) determine the number of shares of Common Stock present or represented by proxy at the Meeting and the validity of the proxies and ballots,
(iii) count all votes and ballots, and (iv) certify the determination of the number of shares of Common Stock present in person or represented by proxy at the Meeting and the count of all votes and ballots.

    The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. Under Section 216 of the DGCL, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of
(i) a plurality of the shares of Common Stock present or represented at the Meeting is required to elect management's nominees as directors and (ii) a majority of the shares present or represented at the Meeting is required to approve the Company's 1996 Stock Plan and (iii) a majority of the shares present or represented at the Meeting is required to ratify the selection by the Board of Ernst & Young LLP as the Company's independent auditors for the current fiscal year.

                               EXECUTIVE OFFICERS

    The executive officers of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board of Directors.

                                                                                 YEAR BECAME AN
    NAME AND AGE                                  POSITION                      EXECUTIVE OFFICER
- -----------------------------  ----------------------------------------------   -----------------
Seymour Kugler, 59...........  Chairman, President and Chief Executive                 1967
                               Officer
Jesse Ulezalka, 47...........  Chief Financial Officer                                 1995
Alan E. Wolf, 51.............  Vice President, Executive Vice President of a           1971
                               Division
Todd Kugler, 30..............  Vice President                                          1995
Gregg S. Kugler, 34..........  Vice President                                          1993
David Silver, 65.............  Vice President and Secretary                            1992
David Frankel, 35............  Principal Financial Officer                             1993*

- ------------

* Mr. Frankel resigned as the Principal Financial Officer in July 1995.

                             ELECTION OF DIRECTORS

    The Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation"), and By-Laws, as amended (the "By-Laws"), of the Company provide that the number of directors of the Company shall be fixed from time to time by the Board of Directors but shall not be less than three classified into three approximately equal classes. The Board of Directors has fixed the number of directors constituting the entire Board of Directors at eight. Class I of the Board consists of two directors, who hold office until the 1997 Annual Meeting of Stockholders. The current Class I director is Reuben W. Abrams. There is one vacancy on the Board in Class I. The Company may fill that vacancy by action of the Board. Classes II and III of the Board each consist of three directors, who hold office until the 1998 and 1996 Annual Meetings of Stockholders, respectively. The current Class II directors are Martin Wolfson, Martin A. Fischer and Martin J. Simon.

    The Board of Directors has selected, and will cause to be nominated at the Meeting, three persons for election as Class III directors, to hold office until the 1999 Annual Meeting and until their successors shall have been duly elected and qualified. Assuming that a quorum of stockholders is present at the Meeting in person or by proxy, the directors will be elected by a plurality of the votes cast at the Meeting.

    The persons named on the enclosed proxy card or their substitutes will vote all of the shares that they represent for the nominees listed below unless instructed otherwise on the proxy card. If such nominees should be unavailable to stand for election, the persons named on the proxy card or their substitutes may vote for a substitute designated by the Board of Directors. At the date of this Proxy Statement, the Board of Directors has no reason to believe that the following nominees will be unable to stand for election.

    Set forth below is certain information concerning the directors of the Company, including those persons nominated by the Board of Directors for election at the Meeting. All of the nominees for election at the Meeting were previously elected by the Company's stockholders as directors of the Company.

NOMINEES FOR ELECTION

    NAME AND AGE                  DIRECTOR SINCE
- -------------------------------   --------------
Seymour Kugler, 59.............        1967
Alan E. Wolf, 51...............        1971
Gregg S. Kugler, 34............        1992

CONTINUING DIRECTORS

    NAME AND AGE                  DIRECTOR SINCE
- ------------------------------    --------------
[S]                               [C]
Martin Wolfson, 59............         1987
Martin A. Fischer, 59.........         1987
Martin J. Simon, 76...........         1992
Reuben W. Abrams, 73..........         1990


    THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR
                                ---
ELECTION AS DIRECTORS.

                            BIOGRAPHICAL INFORMATION

    Certain information about the executive officers and the directors of the Company is set forth below. This information has been furnished to the Company by the individuals named.

    Mr. Seymour Kugler, who is generally known to employees of the Company as Sy Kaye, founded the Company in 1967 and has been its Chief Executive Officer since that time.

    Mr. Wolf has been a Vice President of the Company since 1971, and has been an Executive Vice President of the Company's permanent placement division, Winston Personnel, since 1974.

    Mr. Gregg Kugler (who is known generally to clients and employees of the Company as Gregg Kaye) has been employed by the Company since 1984. From 1985 through 1988, Mr. Kugler was a manager of a division of Winston Personnel, and since that time has been a Vice President of Winston Personnel. Mr. Kugler was elected a Vice President in 1993. He is Seymour Kugler's son.

    Mr. Wolfson, a certified public accountant, is Senior Vice President, Chief Financial Officer and a director of Concord Fabrics, Inc., New York, New York, which develops, designs, styles and produces woven and knitted fabrics for sale to clothing manufacturers and fabric retailers. He has been employed by that corporation since 1966, has been an officer and a director since 1973 and was first elected to his present offices in 1981.

    Mr. Fischer is a member of the Board of Trustees of Brooklyn Law School. He has been of counsel to the New York City law firm of Warshaw Burstein Cohen Schlesinger & Kuh since 1986.

    Mr. Simon has been the Chairman of the Board and President of First Central Financial Corporation and First Central Insurance Company since August 1985 and August 1980, respectively. Mr. Simon is also a partner in the law firm of Simon, Drabkin & Margulies, and a member of the Board of Directors of Continental Bank in Garden City, New York.

    Mr. Abrams served as the Treasurer and Chief Financial Officer of the Company from August 1988 through January 2, 1992, at which time he resigned from such positions. He currently acts as a consultant to the Company on financial and accounting matters. Mr. Abrams has been a director since November 1990.

    Mr. Silver has been Secretary of the Company since December 31, 1991, having replaced Melvin A. Winograd who retired. Mr. Silver has been Vice
President--Administration/Human Resources of the Company since November 1987. Mr. Silver was elected a Vice President in June 1995.

    Mr. Ulezalka has been the Chief Financial Officer of the Company since August 4, 1995, having replaced Mr. David Frankel who is no longer with the Company. Prior to this he was CFO of Consultants for Architects, Inc. from April 1995--August 1995, Financial Consultant from April 1994--April 1995, CFO, Vice President--Finance ECCO Staffing Services, Inc. from

March 1992--April 1994 and Vice President--Finance and corporate secretary of Unity Healthcare Holding Co., Inc. from January 1989--March 1992.

    Mr. Todd Kugler (who is known generally to clients and employees of the Company as Todd Kaye) has been with the Company since 1988. He became a Vice President of the Company on November 23, 1995. He is Seymour Kugler's son.

    Mr. Frankel was employed by the Company from 1990 through July 1995. He served as the Company's Assistant Controller from November 1990 until January 1992 and as the Controller from January 1992 until May 1993. He was elected Principal Financial Officer in May 1993 and served as such until July 1995.

           FUNCTIONS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

    Under the DGCL, the business and affairs of the Company are managed under the direction of the Board. The Board establishes fundamental corporate policies and authorizes various types of significant transactions, but is not involved in day-to-day operational decisions. During 1995, the Board held two meetings. Each of the directors attended the first meeting of the Board held in 1995 and five attended the second meeting held in 1995. The Board has appointed from its members an Executive Committee, an Audit Committee, a Compensation Committee, an Option Committee and an Alternate Option Committee with the areas of responsibility described below.

    THE EXECUTIVE COMMITTEE consists of Seymour Kugler, Reuben W. Abrams and Alan E. Wolf. Gregg Kugler is an alternate member. It is empowered to exercise all of the authority of the Board, subject to certain limitations specified in the By-Laws, during the intervals between meetings of the Board. It is contemplated that meetings of the Executive Committee will be convened only in extraordinary circumstances when it is not practicable to call a meeting of the full Board. The Executive Committee did not meet during 1995.

    THE AUDIT COMMITTEE consists of Martin A. Fischer, Martin Wolfson and Martin
J. Simon. It is responsible for overseeing and reporting to the Board of Directors concerning the policies and practices of the Company and its subsidiaries with respect to accounting, financial reporting, and internal auditing and financial controls. It also is responsible for maintaining a direct exchange of information between the Board of Directors and the Company's independent auditors. The Audit Committee did not meet during 1995.

    THE COMPENSATION COMMITTEE consists of Martin J. Simon, Martin A. Fischer and Martin Wolfson. It must approve the salary of each officer of the Company and its subsidiaries which exceeds a specified amount and is responsible for reviewing, and making recommendations to the management of the Company concerning the general policies and practices of the Company and its subsidiaries with respect to compensation and employee benefits. The Compensation Committee did not meet during 1995.

    THE OPTION COMMITTEE consists of Martin A. Fischer, Martin Wolfson and Martin J. Simon. It administers the Company's 1990 Incentive Program (as defined herein) and will also administer the 1996 Stock Plan (as defined herein) if it is approved by the Stockholders. The ALTERNATE OPTION COMMITTEE, which administers grants to outside directors under the Company's 1990 Incentive Program and which will administer the 1996 Stock Plan if approved, consists of Seymour Kugler, Alan E. Wolf and Gregg Kugler. The Option Committee acted by unanimous written consent twice during 1995 and the Alternate Option Committee acted by unanimous written consent once during 1995.

    The Board of Directors has not appointed a nominating committee.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock with respect to the Company's directors, the Company's "named executive officers" within the meaning of Item 402(a)(2) of Regulation S-B of the Securities Act of 1933, as amended (the "Act") and by all of the Company's directors and executive officers as a group, as reported to the Company as of March 22, 1996. Beneficial ownership has been determined for purposes of the following table in accordance, with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.

                                                                                     PERCENTAGE OF
    NAME AND ADDRESS                                   NUMBER OF SHARES (1)       OUTSTANDING SHARES
- ----------------------------------------------------   --------------------    -------------------------
DIRECTORS AND OFFICERS
Seymour Kugler (2)(3)...............................         1,351,974                   42.59%
  c/o Winston Resources, Inc.
  535 Fifth Avenue
  New York, New York 10017
Gregg Kugler (3)(4).................................           103,466                    3.50%
  c/o Winston Resources, Inc.
  535 Fifth Avenue
  New York, New York 10017
Alan E. Wolf (3)(5).................................           122,623                    4.17%
  c/o Winston Resources, Inc.
  535 Fifth Avenue
  New York, New York 10017
David Silver (3)(6).................................            38,966                    1.32%
  c/o Winston Resources, Inc.
  535 Fifth Avenue
  New York, New York 10017
Reuben W. Abrams (7)................................            25,633                      (8)
  c/o Winston Resources, Inc.
  535 Fifth Avenue
  New York, New York 10017
Martin Wolfson (9)..................................             2,333                      (8)
  c/o Concord Fabrics Inc.
  1359 Broadway
  New York, New York 10018
Martin A. Fischer (10)..............................             5,333                      (8)
  c/o Warshaw Burstein Cohen Schlesinger & Kuh
  535 Fifth Avenue
  New York, New York 10017
Martin J. Simon (11)................................             7,333                      (8)
  c/o First Central Insurance Company
  266 Merrick Road
  Lynbrook, New York 11563
All directors and executive officers as a group (9
persons) (12).......................................         1,748,461                   53.09%

OTHER BENEFICIAL OWNER
First Union Corporation (13)........................           200,000                    6.85%
  One First Union Center
  Charlotte, North Carolina 28288

                                                   (Footnotes on following page)

(Footnotes for preceding page)

- ------------

 (1) All shares are beneficially owned and, unless otherwise stated, the sole voting power and investment power is held by the persons named.

 (2) The amount set forth above does not include shares owned by Alec Peters, a former Vice President of the Company, and Melvin A. Winograd, a former director and officer of the Company, as to which Mr. Kugler has sole voting power, but not investment power, pursuant to irrevocable proxies granted in connection with a voting agreement among the three stockholders. The Company has no current information in respect of the respective shareholdings of Messrs. Peters and Winograd, who are no longer affiliated with the Company. The amount set forth above includes 253,333 shares currently issuable upon the exercise of stock options issued pursuant to the Option Plan.

 (3) For the year ended December 31, 1995 such person was a "Named Executive Officer" of the Company within the meaning of Item 402(a)(2) of Regulation S-B of the Act.

 (4) The amount set forth above includes 36,666 shares currently issuable upon the exercise of stock options issued pursuant to the Option Plan. Mr. Kugler disclaims beneficial ownership of 24,000 shares owned by his children.

 (5) The amount set forth above includes 15,666 shares issuable upon the exercise of stock options issued pursuant to the Option Plan.

 (6) The amount set forth includes 32,366 shares issuable upon the exercise of stock options issued pursuant to the Option Plan.

 (7) The amount set forth above includes 2,333 shares issuable upon the exercise of stock options issued pursuant to the Option Plan.

 (8) Represents less than 1% of the outstanding shares.

 (9) Reflects shares issuable upon the exercise of stock options issued pursuant to the Option Plan.

(10) The amount set forth above includes 2,333 shares issuable upon the exercise of stock options issued pursuant to the Option Plan.

(11) The amount set forth above includes 2,333 shares issuable upon the exercise of stock options issued pursuant to the Option Plan.

(12) The total number of directors and executive officers of the Company includes one executive officer for the year ended December 31, 1995 who was not included as a "named executive officer" within the meaning of Item 402(a)(2) of Regulation S-B of the Act. The amount set forth above includes 372,363 shares currently issuable upon the exercise of stock options issued pursuant to the Option Plan.

(13) To the Company's knowledge, First Union Corporation and Seymour Kugler are the only beneficial owners of more than five percent of the Common Stock.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following summary compensation table sets forth certain information concerning the compensation of the Company's "named executive officers" within the meaning of Item 402(a)(2) of Regulation S-B of the Act, as amended, for each of the three fiscal years during the period ending December 31, 1995.

                                                                          LONG TERM
                                                                        COMPENSATION
                                                     ANNUAL                AWARDS
                                                 COMPENSATION(1)     -------------------       ALL OTHER
                                                -----------------    OPTIONS TO PURCHASE    COMPENSATION(3)
                                                SALARY     BONUS          SHARES(2)         ---------------
 NAME AND PRINCIPAL POSITION        YEAR          ($)       ($)              (#)                  ($)
- ------------------------------   -----------    -------    ------    -------------------    ---------------
Seymour Kugler................   Fiscal 1995    413,600    61,901           25,000               7,300
  Chairman of the Board and      Fiscal 1994    400,000    51,000           30,000               7,000
  Chief Executive Officer        Fiscal 1993    334,000    17,000          100,000               7,000

Alan E. Wolf..................   Fiscal 1995    190,000    34,852            5,000               2,900
  Vice President, Executive      Fiscal 1994    180,000    35,000           12,000               3,000
  Vice President of a Division   Fiscal 1993    166,000         0            3,000               3,000

Gregg S. Kugler...............   Fiscal 1995    190,000    55,635           10,000               1,600
  Vice President                 Fiscal 1994    164,000    35,000           20,000               2,000
                                 Fiscal 1993    132,000         0           10,000               2,000

Todd Kugler...................   Fiscal 1995    140,000    67,718           10,000                 600
  Vice President                 Fiscal 1994      N/A       N/A           N/A                  N/A
                                 Fiscal 1993      N/A       N/A           N/A                  N/A

David Silver..................   Fiscal 1995    125,000    10,000            5,000               2,400
  Vice President and Secretary   Fiscal 1994    112,000         0            6,300               2,000
                                 Fiscal 1993    103,000         0            8,500               2,000

- ------------

(1) The aggregate amount of perquisites and other personal benefits for each of the "named executive officers" did not equal or exceed the lesser of either $50,000 or 10% of the total of such individual's base salary and bonus, as reported herein for the last fiscal year, and is not reflected in the table.

(2) Stock options are granted under the terms and provisions of the Company's 1990 Incentive Program. For a description of the stock options issued in fiscal 1995, see "Option Grants in Last Fiscal Year."

(3) Amounts reported under this column reflect premiums paid by the Company on behalf of the "named executive officers" for supplemental long-term disability coverage in excess of the coverage provided to employees generally.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides certain summary information concerning individual grants of stock options made to "named executive officers" within the meaning of Item 402(a)(2) of Regulation S-B of the Act during the fiscal year ended December 31, 1995 under the Option Plan. Except as set forth in the table below, during fiscal year 1995, the Company did not grant any stock options under the Company's 1990 Incentive Program to any of the Named Executive Officers.

INDIVIDUAL GRANTS

                                          NUMBER OF
                                            SHARES      PERCENTAGE OF TOTAL OPTIONS
                                          UNDERLYING      GRANTED TO EMPLOYEES IN      EXERCISE
                                           GRANT(1)             FISCAL YEAR             PRICE      EXPIRATION
    NAME                                     (#)                    (%)                  ($)          DATE
- ---------------------------------------   ----------    ---------------------------    --------    ----------
Seymour Kugler.........................     25,000                  25.2%                1.65        01/03/05
Alan E. Wolf...........................      5,000                   5.0%                1.50        01/03/05
Gregg S. Kugler........................     10,000                  10.1%                1.50        01/03/05
Todd Kugler............................     10,000                  10.1%                1.50        01/03/05
David Silver...........................      5,000                   5.0%                1.50        01/03/05

- ------------

(1) The stock options reported in this column vest in equal annual installments of one third of the underlying shares commencing on the one year anniversary of the date of grant and become exercisable immediately upon (i) the death of the optionee or termination of employment by reason of total and permanent disability or (ii) a "change of control" of the Company. The options terminate ten years after the date of grant or, if sooner, two years after the optionee ceases to be employed by the Company for any reason, except that if the Optionee's employment is terminated "for cause", all of his options then outstanding terminate immediately. Options outstanding upon the death of an optionee may be exercised by his heirs or legal representative at any time prior to the specified expiration date of the options or (ii) the expiration of 90 days following the appointment of the optionee's personal representative, the first anniversary of whichever is the first to occur. Payment of options exercised may be in cash or shares of Common Stock.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

    The following table provides certain summary information concerning stock option exercises during the fiscal year ended December 31, 1995, by the "named executive officers" within the meaning of Item 402(a)(2) of Regulation S-B under the Act and the value of unexercised stock options held by the "named executive officers" as of December 31, 1995.

                                                                              NUMBER OF               VALUE OF UNEXERCISED
                                 NUMBER OF                               UNEXERCISED OPTIONS             "IN THE MONEY"
                                  SHARES                                AT FISCAL YEAR END(2)           OPTIONS AT FISCAL
                                 ACQUIRED     VALUE                              (#)                     YEAR END(2)($)
                                    ON       REALIZED   ANNUALIZED   ---------------------------   ---------------------------
   NAME                          EXERCISE      (1)      GRANT (1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------------  ---------   --------   ----------   -----------   -------------   -----------   -------------
Seymour Kugler.................   --          --          --           201,667         53,333        155,941         25,626
Alan E. Wolf...................   --          --          --             9,000         14,000          4,250            813
Gregg S. Kugler................   --          --          --            23,333         26,667         14,167          2,708
Todd Kugler....................   --          --          --            15,000         20,000          9,792          2,708
David Silver...................   --          --          --            25,767         12,033         20,354          2,302

- ------------

(1) None of the "named executive officers" exercised any stock options during the fiscal year ended December 31, 1995.

(2) Represents the aggregate number of stock options held as of December 31, 1995 which can and cannot be exercised pursuant to the terms and provisions of the stock options.

(3) Values were calculated by multiplying the closing market price of the Common Stock as reported on the American Stock Exchange on December 29, 1995 ($1.25 per share), by the respective number of shares and subtracting the exercise price per share, without any adjustment for any termination or vesting contingencies.

EXECUTIVE EMPLOYMENT AGREEMENT

    Mr. Seymour Kugler entered into a five-year employment agreement with the Company, effective as of October 1, 1987, which was amended on May 25, 1989 and March 25, 1992 (the "Employment Agreement"), pursuant to which he serves as the chief executive officer of the Company. Under the terms of the Employment Agreement, Mr. Kugler's term of employment was extended for an additional five
(5) year period ending on August 14, 1997. The Employment Agreement provides for the payment to Mr. Kugler of (i) a base salary at the annual rate of $400,000 per annum, subject to annual cost of living adjustments and increases at the discretion of the Board, and (ii) incentive compensation with respect to each fiscal year during his term of employment of an amount equal to the aggregate of the following percentages of Pre-Tax Income (as defined in the Employment Agreement): (i) 6% of Pre-Tax Income up to $1,000,000; (ii) 10% of Pre-Tax Income over $1,000,000 up to $2,000,000; (iii) 20% of Pre-Tax Income over $2,000,000 up to $3,200,000; and (iv) 6% of Pre-Tax Income over $3,200,000, without limitation. In the event of the termination of Mr. Kugler's employment by reason of his death or disability, the Company will continue to pay his salary to him or his widow, or his surviving minor children, if any, for a period of one year thereafter. In the event of the Company's termination of Mr. Kugler's employment for any reason other than for disability or for cause, the Company will pay Mr. Kugler up to twice his annual salary over a period of one year,

    In addition, under the terms of the Employment Agreement, Mr. Kugler is entitled to the payment of certain benefits if within two years following the occurrence of a "change in control" (as defined in the Employment Agreement) Mr. Kugler is terminated other than by reason of death, disability, retirement, or for cause, or if Mr. Kugler terminates his employment for "good reason" (each, a "Triggering Event"). Under the terms of the Employment Agreement, Mr. Kugler is entitled upon the occurrence of a Triggering Event to receive his base salary, fringe benefits and incentive compensation, if any, through the date of termination, plus a lump sum severance payment equal to one time Mr. Kugler's base salary (as defined in the Employment Agreement), provided that in no event shall the total payments exceed 2.99 times Mr. Kugler's "base amount" as such term is defined in Section 28OG of the Internal Revenue Code. The terms of the Employment Agreement provide that in the event Mr. Kugler's employment is terminated within two (2) years following the occurrence of a change of control by reason of death or disability, Mr. Kugler shall be entitled to death or long-term disability benefits, as the case may be, on terms no less favorable than the most favorable benefits to which he would have been entitled had the death or termination for disability occurred at any time during the period commencing one year prior to the initiation of actions resulting in a change of control of the Company.

COMPENSATION OF DIRECTORS

    Directors who are officers or employees of the Company or any of its subsidiaries do not receive any compensation, other than their regular salaries, for attending meetings of the Board of Directors or any committee thereof. See "Summary Compensation Table." Other members of the Board (the "Non-Employee Directors") receive a retainer of $2,000 per year payable quarterly in arrears, plus a fee of $500 for each meeting of the Board and of any committee thereof attended, but only for committee meetings that take place on days other than the day of a Board meeting. Additionally, Non-Employee Directors are eligible to receive stock options pursuant to the Option Plan (the "Director Options"). In 1995, the Non-Employee Directors, presently consisting of Messrs. Martin Wolfson, Martin A. Fischer and Martin J. Simon, each received a Director Option to purchase 2,000 shares of Common Stock exercisable at the fair market value of the Common Stock on the date of grant. The Director Options vest in annual installments of one-third of the underlying shares commencing on the one year anniversary of the date of grant and terminate automatically ten years after the date of grant, subject to early termination in the event that the optionee ceases being a member of the Board.

       SECTION 16(A) REPORTING UNDER THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Officers, directors and more than ten percent stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed.

    The Company has reviewed copies of the Section 16(a) reports filed for the year ended December 31, 1995 and written representations from certain reporting persons that no delinquent Form 3 holdings or Form 4 transactions were required to be reported on Form 5 for such persons for the year ended December 31, 1995. Based solely on this review, the Company believes that all reporting requirements applicable to its officers, directors and more than ten percent stockholders were complied with for the year ended December 31, 1995.

                    PROPOSAL TO APPROVE THE 1996 STOCK PLAN

    Since 1990, the Company has had in effect an incentive program providing for the grant of options to purchase shares of the Company's Common Stock to employees, executive officers and directors (the "1990 Incentive Program"). See "Executive Compensation--Option Grants in Last Fiscal Year," below. In the opinion of the Board of Directors, the 1990 Incentive Program has been of substantial value to the Company and its subsidiaries in attracting, retaining and motivating employees who can contribute significantly to the growth and successful operations of the Company and its subsidiaries.

    The Board adopted the Winston Resources, Inc. 1996 Stock Plan (the "1996 Stock Plan") on March 28, 1996, subject to the approval of the Company's stockholders. Accordingly, at the Meeting, the Company's stockholders will be asked to approve the 1996 Stock Plan, and the Board recommends that it be approved. The Board and management believe that the 1996 Stock Plan will help attract and retain competitively superior employees and promote long-term growth and profitability by further aligning employee and stockholder interests. The affirmative vote of a majority of the shares of the Company's Common Stock voting on this resolution, in person or by proxy, is required for its adoption. If the Stock Plan is approved, the Administrator (as defined below) of the 1996 Stock Plan will have more flexibility to determine the type and amount of awards to be granted to eligible participants.

    The Option Committee acted on April 9, 1996 to grant options to purchase 155,500 shares subject to shareholder approval of the 1996 Stock Plan. The Alternate Option Committee acted on April 9, 1996 to grant options to purchase 6,000 shares subject to shareholder approval of the 1996 Stock Plan.

    A summary of the essential features of the 1996 Stock Plan is provided below, but is qualified in its entirety by reference to the full text of the 1996 Stock Plan, which is attached as Exhibit A to this Proxy Statement. All defined terms used below have the meaning set forth in the Stock Plan, unless otherwise indicated.

PURPOSE AND ELIGIBILITY

    The 1996 Stock Plan is intended to promote the interests of the Company by affording employees, executive officers and directors of the Company and its present and future subsidiaries and outside consultants or advisors to the Company, an opportunity to acquire a proprietary interest in the Company in order to attract and retain such persons, to provide them with long term financial incentives to increase the value of the Company and to provide them with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders. The Administrator of the 1996

Stock Plan shall determine which members of such class of eligible individuals shall receive grants under the 1996 Stock Plan and the terms of such grants.

SHARES SUBJECT TO PLAN

    The aggregate number of shares of the Company's Common Stock that may be granted under the 1996 Stock Plan shall be 400,000 ("Shares"), subject to adjustment as provided in the 1996 Stock Plan. The 400,000 shares initially reserved under the 1996 Stock Plan equals approximately twelve percent of the Company's outstanding common shares as of March 22, 1996. On March 22, 1996, the closing price of the Company's common shares on the American Stock Exchange was $1.38.

    As of April 2, 1996, options to purchase 511,307 common shares were outstanding and 51,350 shares were reserved and available for additional grants under the 1990 Incentive Program.

EFFECTIVE DATE AND DURATION

    The effective date of the 1996 Stock Plan shall be March 28, 1996. The 1996 Stock Plan shall terminate on March 27, 2006, unless earlier terminated by the Board. No award shall be granted after the date which the 1996 Stock Plan terminates.

ADMINISTRATION

    The 1996 Stock Plan is to be administered by a committee (the "Administrator") of the Board which shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board. A member of the Board shall be deemed to be "disinterested" only if he satisfies such requirements as the SEC may establish for disinterested administrators acting under the plans intended to qualify for exemption under Rule 16b-3, promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). The Administrator shall, subject to the provisions of the 1996 Stock Plan, (i) determine the amount of all grants, (ii) determine the terms and conditions of grant agreements and all elections and other forms, (iii) interpret the 1996 Stock Plan and (iv) make all other decisions relating to the operations of the 1996 Stock Plan.

AWARDS AVAILABLE UNDER STOCK PLAN

    The Administrator may make the following types of grants under the Stock Plan, each of which shall be an "Award." One share of the Company's Common Stock shall be the underlying security for any Award.

    Stock Options. The Administrator may grant to participants Stock Options to purchase Shares. The Option Price for each Share subject to a Stock Option shall not be less than the greater of (i) the par value of a Share or (ii) the Fair Market Value (as such term is defined in the 1996 Stock Plan) of a Share on the date the Stock Option is granted. The Stock Options may be Non-Qualified Stock Options ("NQSOs") or Incentive Stock Options ("ISOs") which are intended to satisfy the requirement of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each grant of Stock Options shall be evidenced by an agreement which shall incorporate such terms and conditions (including the expiration and exercise dates) as the Administrator, in its sole discretion, deems to be consistent with the terms of the 1996 Stock Plan and other legal requirements. The Administrator may prescribe the method of exercise and payment of such Stock Options. The Administrator may issue new Stock Options equal to the number of Shares surrendered by a participant upon exercise of previously granted Stock Options.

    Restricted Shares. The Administrator may grant to participants the right to purchase shares, subject to specified restrictions ("Restricted Shares"). Such restrictions may include, but are not limited to, the requirement of continued employment with the Company or a subsidiary and achievement of performance objectives. If a participant fails to meet the terms and conditions set forth in the related agreement during the period of the restrictions, the Restricted Shares shall be forfeited, and all rights of the participant to such shares shall terminate without further obligation on the part of the Company. Except to the extent restricted under the terms and conditions of the related agreement, a participant who is granted Restricted Shares shall have all of the rights of a stockholder, including, without limitation, the right to vote Restricted Shares and the right to receive dividends on such Restricted Shares.

    The Administrator shall determine and specify the purchase price of the Restricted Shares, the nature of the restrictions and the performance objectives in the related agreement. The performance objectives shall consist of (i) one or more business criteria, including financial and individual performance criteria, and (ii) a target level or levels of performance with respect to such criteria. The performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code.

    Stock Payments. Stock Payments may be made to participants as a bonus or as additional compensation, as determined by the Administrator. Once a participant receiving Stock Payments becomes a holder of record of such Shares, the participant shall have all voting, dividend, liquidation and other rights with respect to Shares issued as Stock Payments.

TRANSFERABILITY DURING LIFETIME

    During the lifetime of a participant to whom an Award is granted, only the participant, or participant's legal representative, may exercise or receive payment of an Award; provided, however, that the Administrator may permit transfers of awards other than ISOs pursuant to a valid domestic relations order if and to the extent any such transfers do no cause a participant subject to
Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions or violate other rules or regulations of the SEC or the Internal Revenue Service or materially increase the cost of the Company's compliance with such rules or regulations.

ADJUSTMENTS

    In the event that there is any change in the Company's Common Stock by reason of any dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or events, the number and kind of Shares which may be delivered, the exercise price, grant price, or purchase price relating to any Award may be appropriately adjusted by the Administrator at the time of such event.

AMENDMENTS

    The Board shall have the right to amend, modify, suspend or terminate the 1996 Stock Plan at any time, for any purpose; provided that following the approval of the 1996 Stock Plan by the Company's Stockholders, the 1996 Stock Plan may not be amended in a manner which would disqualify the Plan from the exemption provided by Rule 16b-3 under the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES

    The rules governing the tax treatment of Stock Options, Restricted Shares and Stock Payments are quite technical. Therefore, the description of the Federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the Federal income tax laws.

    Incentive Stock Options. The participant recognizes no taxable gain or loss when an ISO is granted or exercised, although upon exercise the spread between the fair market value and the exercise price generally is an item of tax preference for purposes of the participant's alternative minimum tax. If the Shares acquired upon the exercise of an ISO are held for at least one year after exercise and two years after grant (the "Holding Periods"), the participant recognizes any gain or loss realized upon such sale as long-term capital gain or loss and the Company is not entitled to a deduction. If the Shares are not held for the Holding Periods, the gain is ordinary income to the participant to the extent of the difference between the exercise price and the fair market value of the Company's Common Stock on the date the option is exercised and any excess is capital gain. Also, in such circumstances, the Company receives a deduction equal to the amount of any ordinary income recognized by the participant.

    Non-Qualified Stock Options. The participant recognizes no taxable income and the Company receives no deduction when an NQSO is granted. Upon exercise of an NQSO, the participant recognizes ordinary income and the Company receives a deduction equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. The participant recognizes as a capital gain or loss any subsequent profit or loss realized on the sale or exchange of any Shares disposed of or sold.

    Restricted Shares. A participant granted Restricted Shares is not required to include the value of such Shares in income until the first time such participant's rights in the Shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under the Code Section 83(b) to be taxed on the receipt of the Shares. In either case, the amount of such ordinary income will be equal to the excess of the fair market value of the Shares at the time the income is recognized over the amount (if any) paid for the Shares. The Company receives a deduction, in the amount of the ordinary income recognized by the participant, for the Company's taxable year in which the participant recognizes such income.

    Stock Payments. A participant granted Stock Payments recognizes income in an amount equal to the fair market value of such shares as and when such becomes payable to the participant. The Company receives a deduction for the same amount in the year that income is recognized by the participant.

    Section 162(m). Section 162(m) of the Code limits to $1 million per year the Federal income tax deduction available to a public company for the compensation paid to any of its chief executive officer and four other highest paid executive officers. However, Section 162(m) provides an exception from this limitation for certain "performance-based" compensation if various requirements are satisfied. The Stock Plan is designed to satisfy this exception for Stock Options. In addition, if the Administrator elects to issue Restricted Shares or Stock Payments thereunder, it also can satisfy the exception for such grants by utilizing "performance-based" award criteria.

    As discussed above, the employees of the Company and its subsidiaries who will receive awards under the Stock Plan and the size and terms of the awards are generally to be determined by the Administrator in its discretion. Thus, it is not possible either to predict the future benefits or amounts that will be received by or allocated to particular individuals or groups of employees.

    THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                           RATIFICATION OF SELECTION
                                       OF
                       THE COMPANY'S INDEPENDENT AUDITORS

    The Board has selected Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1996. Although it is not required to do so, the Board is submitting its selection of Ernst & Young LLP for ratification at the Meeting in order to ascertain the views of the stockholders regarding such selection.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             SOLICITATION EXPENSES

    The costs of this solicitation will be paid by the Company. Proxies will be solicited principally by mail, but some telephone, telegraph or personal solicitations of stockholders may be made. Officers or employees of the Company who make or assist in such solicitations will receive no additional compensation for doing so. The Company will request brokers, banks and other custodians and fiduciaries holding shares in their names or in the names of nominees to forward copies of the proxy solicitation materials to the beneficial owners of the shares, and the Company will reimburse them for their reasonable expenses incurred in doing so.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals for presentation at the Company's next Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than December 31, 1996.

                                 ANNUAL REPORT

    Concurrently with the mailing of these Proxy Materials, the Company is mailing a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 1995. Such Annual Report is not to be regarded as proxy solicitation material.

    UPON WRITTEN REQUEST BY A STOCKHOLDER ENTITLED TO VOTE AT THE 1996 ANNUAL MEETING, THE COMPANY WILL FURNISH THAT PERSON WITHOUT CHARGE WITH A COPY OF THE FORM 10-KSB ANNUAL REPORT FOR 1995 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. If the person requesting the report was not a Stockholder of record on April 26, 1996, the request must contain a good faith representation that the person making the request was a beneficial owner of the Common Stock of the Company at the close of business on such date. Requests should be addressed to Winston Resources, Inc., 535 Fifth Avenue, New York, New York 10017 (Attn: David Silver).

                                 OTHER BUSINESS

    Management does not know of any other matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the Proxies will be voted by the persons named therein in accordance with their judgment on such matters.

                                          By Order of the Board of Directors

                                          DAVID SILVER
                                          Secretary

Dated: May 3, 1996

                                                                       EXHIBIT A

                            WINSTON RESOURCES, INC.
                                1996 STOCK PLAN

    1. PURPOSE. The purpose of the Winston Resources, Inc. 1996 Stock Plan (the "Plan") is to encourage key employees of Winston Resources, Inc. (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company ("Awards"); and (d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

    2. ADMINISTRATION OF THE PLAN.

    (a) Board or Committee Administration. The Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee, to the extent required by applicable regulations under
Section 162(m) of the Code, shall be comprised of two or more "outside directors" (as defined in applicable regulations thereunder) who, to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3"), shall be disinterested administrators within the meaning of Rule 16b-3. All references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the Minimum Price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under
Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

    (b) Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

    (c) Grant of Stock Rights to Board Members. Subject to the provisions of paragraph 3 below, if applicable, Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of paragraph 3 below, members of the Board who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

    (d) Exculpation. No member of the Board shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Stock Rights under the Plan, provided that this subparagraph 2(d) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

    (e) Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Stock Rights thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.

    3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

    4. STOCK RIGHTS.

    (a) Number of Shares Subject to Rights. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 400,000, subject to adjustment as provided in paragraph
13. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan.

    (b) Nature of Awards. In addition to ISOs and Non-Qualified Options, the Committee may grant or award other Stock Rights, as follows: (i) Purchases. Participants may be granted the right to purchase Common Stock, subject to such restrictions as may be specified by the Committee ("Restricted Shares"). Such restrictions may include, but are not limited to, the requirement of continued employment with the Company or a Related Corporation and achievement of performance objectives. The Committee shall determine the purchase price of the Restricted Shares, the nature of the restrictions and the performance objectives, all of which shall be set forth in the agreement relating to each right awarded to purchase Restricted Shares. The performance objectives shall consist of (A) one or more in business criteria and (B) a target level or levels of performance with respect to such criteria. The performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. (ii) Awards. Awards of Common Stock may be made to participants as a bonus or as additional compensation, as may be determined by the Committee.

    5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after March 28, 1996 and prior to March 27, 2006. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. Options granted under the Plan are intended to qualify as performance based compensation to the extent required under proposed Treasury Regulation
Section 1.162-27.

    6. MINIMUM OPTION PRICE; ISO LIMITATIONS.

    (a) Price for Non-Qualified Options, Awards and Purchases. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized. Non-Qualified Options granted under the Plan, with an exercise price less than the fair market value per share of Common Stock on the date of grant, are intended to qualify as performance-based compensation under Section 1652(m) of the Code and any applicable regulations thereunder. Any such Non-Qualified Options granted under the Plan shall be exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee.

    (b) Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply.

    (c) $100,000 Annual Limitation on ISO Vesting. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the company and any related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

    (d) Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on The American Stock Exchange, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on The American Stock Exchange. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

    7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(b). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO.

    8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

    (a) Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

    (b) Full Vesting of Installments. Once an installment becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

    (c) Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

    (d) Acceleration of Vesting. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(c).

    9. TERMINATION OF EMPLOYMENT. Unless otherwise specified in the agreements relating to such ISOs, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability or as otherwise specified in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of
(a) ninety (90) days after the date of termination of his or her employment, or
(b) their specified expiration dates. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does no exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by an change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

    10. DEATH; DISABILITY; VOLUNTARY TERMINATION; BREACH.

    (a) Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of
(i) the specified expiration date of the ISO or (ii) one (1) year from the date of the optionee's death.

    (b) Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) one (1) year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

    (c) Voluntary Termination; Breach. If an ISO optionee voluntarily leaves the employ of the Company and all Related Corporations or ceases to be employed by the Company and all Related Corporations by reason of a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the ISO optionee has breached his or her employment or service contract with the Company or any Related Corporation, or has been engaged in disloyalty to the Company or any Relate Corporation, then, in either such event, in addition to immediate termination of the Option, the ISO optionee shall automatically forfeit all shares for which the Company has not yet delivered share certificates upon refund by the Company of the exercise price of such Option. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

    11. ASSIGNABILITY. No Stock Right shall be assignable or transferable by the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

    12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

    13. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company related to such Option:

    (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    (b) Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on a equitable basis for the shares then subject to such Options either (A) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (B) shares of stock of the surviving corporation or (C) such other securities as the Successor Board deems appropriate, the fair market value of which shall approximate the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

    (c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

    (d) Modification of ISO's. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

    (e) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

    (f) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

    (g) Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

    (h) Adjustments. Upon the happening of any of the events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

    14. MEANS OF EXERCISING OPTIONS. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price thereof either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as define din Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or
(e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

    15. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on March 28, 1996, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders, or in lieu thereof, by written consent. If the approval of stockholders is not obtained on or prior to May 30, 1996, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on May 30, 2006, (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plain in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:
(a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); (f) the expiration date of the Plan may not be extended; and (g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Option previously granted to such grantee.

    16. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

    17. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or
(b) the date one year following the date the ISO was exercised.

    18. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 17), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or
(iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

    19. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

    Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

    20. GOVERNING LAW. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of Delaware.

PROXY                       WINSTON RESOURCES, INC.                       PROXY
                   535 FIFTH AVENUE, NEW YORK, NEW YORK 10017
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 30, 1996

   The undersigned hereby appoints SEYMOUR KUGLER and DAVID SILVER as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Winston Resources, Inc., held of record by the undersigned on April 26, 1996 at the Annual Meeting of Stockholders to be held on May 30, 1996, or any adjournment thereof.

   1. The election of all nominees for directors listed below.

 / / FOR all nominees (except as marked to the contrary)  / / WITHHOLD AUTHORITY TO VOTE

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE,
                  STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW.

                             SEYMOUR KUGLER, ALAN E. WOLF AND GREGG S. KUGLER

   2. Approval of the Company's 1996 Stock Plan.

   / / FOR                / / AGAINST                / / ABSTAIN

   3. Ratification of the selection of Ernst & Young as the Company's independent auditors.

   / / FOR                / / AGAINST                / / ABSTAIN

   4. In their discretion upon any other matters which may properly come before such meeting.

                  THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.
THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED ABOVE UNLESS
                              OTHERWISE INDICATED.

                                                     (continued on reverse side)

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                              Date....................... , 1996

                                               .................................
                                                          Signature

                                               .................................
                                              Signature of joint holder, if any

                                              Please sign exactly as your name
                                              appears to the left. If joint
                                              owners, both should sign.
                                              Executors, administrators,
                                              trustees, etc. should sign and
                                              give full titles as such. If the
                                              signer is a corporation or
                                              partnership, please sign full
                                              corporate or partnership name by a
                                              duly authorized officer or
                                              partner.